PURCHASE AGREEMENT


                  This Purchase Agreement (this "Agreement"), dated as of July 14, 2004, is by and among BNP Residential Properties Inc., a Maryland corporation (the "Seller"), each Purchaser listed under the heading "Name of Direct Purchaser" on Schedule A (each, a "Direct Purchaser") and each Investment Adviser listed under the heading "Investment Advisers" on the signature pages hereto (each, an "Investment Adviser") who are entering into this Agreement on behalf of themselves (as to paragraph 4 of this Agreement) and those Purchasers which are a fund or individual or other investment advisory client of such Investment Adviser listed under their respective names on Schedule A (each, a "Client"). Each of the Direct Purchasers and Clients are referred to herein as individually, a "Purchaser" and collectively, the "Purchasers."

                  WHEREAS, the Purchasers desire to purchase from the Seller, and the Seller desires to issue and sell to the Purchasers, in the aggregate 1,420,000 shares of common stock, par value $0.01 per share, of the Seller (the "Shares"), with the number of Shares acquired by each Purchaser set forth on each Purchaser's respective signature page to this Agreement.

                  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Purchase and Sale. Subject to the terms and conditions hereof, each Purchaser hereby agrees to purchase from the Seller, and the Seller agrees to issue and sell to the Purchasers, the Shares at a price per share of $12.50 for an aggregate purchase amount of $17,750,000
         (the "Purchase Price"), with the number of Shares to be acquired by each Purchaser as set forth on each Purchaser's respective signature page to this Agreement.

2. Representations and Warranties of Purchaser. Each Purchaser represents and warrants with respect to itself that:

(a) Due Authorization. Such Purchaser is duly authorized to purchase the Shares. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes a legal, valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or
         (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

(b) Information. Such Purchaser has received the prospectus that is a part of the registration statement on Form S-3 (no. 333-113384) and reviewed all information incorporated by reference therein through the date hereof, including that certain Form 8-K dated June 29, 2004 and filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities and Exchange Act of 1934 as amended (the "Exchange Act") on July 9, 2004. As used herein, the terms "Registration Statement" and "Prospectus" shall include the registration statement and prospectus described in the preceding sentence, respectively, as amended or supplemented, and the information incorporated by reference therein.

(c) Ownership of Shares of Common Stock. As of the date hereof and after giving effect to the issuance and sale of the Shares pursuant to this Agreement, such Purchaser, together with its respective subsidiaries and affiliates, will beneficially own (as defined under Section 13(d) of the Exchange Act) less than 5% of the issued and outstanding shares of common stock of the Company.

(d) Purchaser Knowledge and Status. No person is authorized to make any representation in connection with the placement and sale of the Shares other than as set forth herein, and no person is authorized to provide any information that is inconsistent to that in the Prospectus. Such Purchaser acknowledges that it has not received or relied on any such representations or information.

3. Representations and Warranties of Seller. The Seller represents and warrants that:

(a) The Registration Statement has been declared effective under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the SEC.

(b) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Seller and the subsidiaries of the Seller, if any (the "Subsidiaries") considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Seller or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Seller and its Subsidiaries considered as one enterprise, and (C) other than regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Seller on any class of its shares of common stock.

(c) The Seller has been duly incorporated and is validly existing in good standing under the laws of the State of Maryland. Each of the Subsidiaries of the Seller has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. Each of the Seller and its Subsidiaries has the required power and authority to own and lease its properties and to conduct its business as described in the Prospectus; and each of the Seller and its Subsidiaries is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition,

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

         financial or otherwise, or the earnings, business affairs or business prospects of the Seller and its Subsidiaries considered as one enterprise.

(d) As of the date hereof, the authorized capital stock of the Seller consisted of 100,000,000 shares of common stock and 10,000,000 shares of convertible preferred stock, par value $.01 per share, of which 7,135,431 shares of common stock and 909,090 shares of Series B Cumulative Convertible Preferred Stock, are issued and outstanding. The issued and outstanding shares of common stock of Seller have been duly authorized and validly issued and are fully paid and non-assessable; the Shares have been duly authorized, and when issued and delivered as contemplated hereby, will be validly issued, fully paid and non-assessable and will be listed, subject to notice of issuance, on the American Stock Exchange ("AMEX"); the Shares and the shares of ---- common stock of the Seller conform to all statements relating thereto contained in the Prospectus; and the issuance of the Shares is not subject to preemptive or other similar rights. No order halting or suspending trading in securities of the Seller nor prohibiting the sale of such securities has been issued to and is outstanding against the Seller or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened.

(e) Neither the Seller nor any of its Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Seller or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Seller or any of its Subsidiaries is subject where such violation or default would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller and its Subsidiaries considered as one enterprise; and, the execution, delivery and performance of this Agreement, and the issuance and delivery of the Shares and the consummation of the transactions contemplated herein have been duly authorized by all necessary action and will not conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller or any of its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Seller or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Seller or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the articles of incorporation, by-laws or other organizational documents of the Seller or any of its Subsidiaries or any applicable law, administrative regulation or administrative or court decree.

(f) The Seller is organized in conformity with the requirements for qualification and, as of the date hereof and as of the Closing, operates in a manner that qualifies it as a "real estate investment trust" under the Internal Revenue Code of 1986, as


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

         amended, and the rules and regulations thereunder and will be so qualified after giving effect to the sale of the Shares.

(g) The Seller is not required to be registered under the Investment Company Act of 1940, as amended.

(h) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Seller, threatened or contemplated, against or affecting the Seller or any of its Subsidiaries, which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Seller and its Subsidiaries considered as one enterprise, or which might materially and adversely affect their respective property or assets or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Seller or any of its Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to its business, are, considered in the aggregate, not material to the business of the Seller and its Subsidiaries considered as one enterprise.

(i) No authorization, approval or consent of any court or United States federal or state governmental authority or agency is necessary in connection with the sale of the Shares hereunder.

(j) No authorization, approval or consent of the shareholders of the Seller is required or necessary in connection with the sale of the Shares pursuant to the articles of incorporation, by-laws or other organizational documents of the Seller.

(k) The Seller and its Subsidiaries possess such material certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them, and neither the Seller nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller and its subsidiaries considered as one enterprise, nor, to the knowledge of the Seller, are any such proceedings threatened or contemplated.

(l) The Seller has full power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the


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

         rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

(m) The Seller has good and marketable title to all of the properties and assets reflected in the audited financial statements contained in the Prospectus, subject to no lien, mortgage, pledge or encumbrance of any kind except those reflected in such financial statements (or as otherwise described in the Prospectus) or which are not material or which constitute customary provisions of mortgage loans secured by the Seller's properties creating obligations of the Seller with respect to proceeds of the properties, environmental liabilities and other customary protections for the mortgagees.

4. Representation and Warranty of the Investment Advisers. To induce Seller to enter into this Agreement, each of the Investment Advisers hereby, jointly and severally, represent and warrant that:

(a) It is an "investment adviser" as such term is defined under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is duly registered with the SEC or is an investment adviser not required to be so registered pursuant to an exemption under the Advisers Act.

(b) It is duly organized, validly existing and in good standing under the laws of its state of organization. It is duly qualified to do business and is in good standing in each jurisdiction where its ownership or leasing of property or assets or the conduct of its business requires it to be so qualified. It has in effect all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted.

(c) It has been duly authorized to act as investment adviser on behalf of each of the Clients listed under its name on the signature page to this Agreement for such Investment Adviser.

(d) It has the power and authority to enter into and execute this Agreement on behalf of each of the Clients listed under its name on the signature page to this Agreement for such Investment Adviser.

(e) This Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding agreement of such Investment Adviser, enforceable against it in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

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

(f) In connection with the execution, delivery or performance of this Agreement, it is not required to make or obtain any consents or approvals of, or filings or registrations with, any court, administrative agency or commission or other governmental authority or instrumentality, including the SEC, or with any third party.

(g) Neither the Investment Adviser nor any "person associated with an investment adviser" (as defined in the Advisers Act) thereof, as applicable, is ineligible pursuant to Section 203 of the Advisers Act to serve as an investment adviser or as an associated person to a registered investment adviser or has committed any act enumerated in Rule 206(4)-(4)(b) under the Advisers Act.

5.       Conditions to Obligations of the Parties. As a condition to Closing,
         (i) each of the representations and warranties of the parties hereto shall be true and correct in all respects, (ii) the Purchasers and Cohen & Steers Capital Advisors, LLC shall have received an opinion from Alston & Bird LLP, dated as of July 19, 2004, substantially in the form attached hereto as Exhibit A, (iii) Cohen & Steers Capital Advisors, LLC shall have received a comfort letter from Ernst & Young LLP, dated as of July 14, 2004, substantially in the form attached hereto as Exhibit B, (iv) the AMEX shall have approved the Shares for listing, subject to notice of issuance, and (v) Cohen & Steers Capital Advisors, LLC shall have received a "no objections" opinion from the National Association of Securities Dealers, Inc. regarding the proposed terms and arrangements of the offering of the Shares.

6. Closing. Provided that the conditions set forth in Section 5 hereto have been met or waived at such time, the transactions contemplated hereby shall be consummated on July 19, 2004, or at such other time and date as the parties hereto shall agree (each such time and date of payment and delivery being herein called the "Closing"). At the Closing, settlement shall occur through Jefferies and Company, Inc., or an affiliate thereof, on a delivery versus payment basis through the DTC ID System.

7. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York, without regard to conflict of laws principles. Any right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of the issuance and sale of the Shares, and the Purchasers' activities pursuant to, or the performance by the Purchasers of the services contemplated by, this Agreement is hereby waived. The Seller hereby submits to the non-exclusive jurisdiction of the federal and New York State courts located in the City of New York in connection with any dispute related to this Agreement or any of the matters contemplated hereby. The Seller agrees that any legal suit, action or proceeding brought by the Purchasers, any of their respective affiliates or any indemnified party to enforce any rights under or with respect to this Agreement or the offer may be instituted in any state or federal court in the City of New York, State of New York, waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. Nothing in this Section 7 shall affect the right of the Purchasers,


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

         any of their respective affiliates or any indemnified party to serve process in any manner permitted by law or limit the right of the Purchasers, any of their respective affiliates or any indemnified party to bring proceedings against the company in the courts of any jurisdiction or jurisdictions.

8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Purchasers and the respective successors and assigns of such parties. Nothing in this Agreement is intended, or shall be construed, to give to any other person or entity any right hereunder or by virtue hereof. This Agreement may not be assigned by the Seller or the Purchasers without the prior written consent of the other party hereto.

10. Counterparts. In the event that any provision hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, which shall remain in full force and effect. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

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



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                 BNP RESIDENTIAL PROPERTIES INC.


                 By:
                       ----------------------------------------------------
                        Philip S. Payne
                        Chairman and Chief Financial Officer



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


                 DIRECT PURCHASERS:


                 ----------------------------------------


                 By:
                       ----------------------------------------------------
                       Name:
                       Title:


        [Note: A separate signature page will be used for each Purchaser]



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


                 INVESTMENT ADVISERS:


                 ___________________________________., on behalf of itself
                     (solely with respect to paragraph 4) and each Client set forth under its name on Schedule A
                                             ----------


                 By:
                       ----------------------------------------------------
                       Name:
                       Title:


         [Note: A separate signature page will be used for each Adviser]



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                                   SCHEDULE A


Name of Direct Purchase                              Share Allocation
-----------------------                              ----------------



Investment Advisor                                   Share Allocation
------------------                                   ----------------


        Clients:
        --------



   [Note: Schedule A information will be broken out and listed separately for each Direct Purchaser and each Investment Advisor]




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                                    EXHIBIT A

                      Form of Opinion of Alston & Bird LLP




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


                                    EXHIBIT B

                             Form of Comfort Letter





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